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                                  EXHIBIT 10.5
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                                 FIRST AMENDMENT

                    FIRST AMENDMENT, dated as of November 1, 1995 (this ("Amendment"), to the Credit Agreement, dated as of December 1, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PRIMECO INC., a Texas corporation, formerly PRIME ACQUISITION CORP., Adelaware corporation (the "Borrower"), the several lenders parties thereto (the "Lenders"), CHEMCIAL BANK, a New York banking corporation, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent for the Lenders (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H :

                    WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Credit Agreement:

                    WHEREAS, the Borrower has requested that the Administrative Agent, the Collateral Agent and the Lenders amend certain provisions of the Credit Agreement as herein provided: and

                    WHEREAS, the Lenders, the Administrative Agent and the Collateral Agent are willing so to amend the Credit Agreement, but only upon the terms and subject to the provisions set forth herein:

                    NOW, THEREFORE, in consideration of the premises and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders hereby agree as follows:

                    1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

                    2. Amendment of Subsection 8.7(a). Sectin 8.7(a) of the Credit Agreement is hereby amended by deleting "$80,000,000" under the Base Amount heading opposite the 1995 Fiscal Year and substituting "$92,100,000".

                    3. Miscellaneous. (a) Except as otherwise expressly modified by this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms.

                    (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument.

                    (c) This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the choice of laws rules thereof.
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                    IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                   PRIMECO INC.


                                   ------------------------------
                                   Title:

                                   CHEMICAL BANK, as Administrative Agent and as a Lender

                                   ------------------------------
                                   Title:

                                   THE CIT GROUP/BUSINESS CREDIT, INC., as
                                   Collateral Agent and as a Lender

                                   ------------------------------
                                   Title:

                                   BANKERS TRUST COMPANY

                                   ------------------------------
                                   Title:

                                   BANK OF TOKYO TRUST COMPANY

                                   ------------------------------
                                   Title:

                                   BANQUET PARIBAS

                                   ------------------------------
                                   Title:

                                   CRESCENT MACH I PARTNERS, L.P.

                                   ------------------------------
                                   Title:

                                   CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC.

                                   ------------------------------
                                   Title:

                                   DEAN WITTER INTERCAPITAL INC.

                                   ------------------------------
                                   Title:
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                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA

                                   ------------------------------
                                   Title:

                                   FLEET BANK

                                   ------------------------------
                                   Title:

                                   HELLER FINANCIAL, INC.

                                   ------------------------------
                                   Title:

                                   MERRILL LYNCH

                                   ------------------------------
                                   Title:

                                   PILGRIM AMERICA

                                   ------------------------------
                                   Title:

                                   PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                   ------------------------------
                                   Title:

                                   PROTECTIVE LIFE INSURANCE COMPANY

                                   ------------------------------
                                   Title:

                                   THE DAIWA BANK, LTD.

                                   ------------------------------
                                   Title:

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   ------------------------------
                                   Title:

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH

                                   ------------------------------
                                   Title:

                                   VAN KAMPEN MERRIT INVESTMENT ADVISOR CORP.

                                   ------------------------------
                                   Title: